EXHIBIT 10.8


                    SCHEDULE IDENTIFYING OTHER NON-QUALIFIED
                             STOCK OPTION AGREEMENTS


                                  EFFECTIVE     NUMBER       OPTION
                                   DATE OF        OF        EXERCISE  DURATION--
       NAME           STATUS      AGREEMENT     OPTIONS      PRICE      YEARS
       ----           ------      ---------     -------      -----      -----

Charles J. Quantz(1)  Director    01/01/93      30,000(2)   $1.16(4)      5
Charles J. Quantz     Director    08/17/93      30,000(3)   $1.16(5)
Aaron Gold            Director    01/01/93      30,000      $1.16(4)      5
Aaron Gold            Director    08/17/93      30,000(3)   $1.16(5)      5
Thomas Q. Garvey,     Director    03/15/94      30,000(3)   $1.16(6)      5
   III
James J. Dalton       Officer     03/15/9(7)    75,000(3)   $1.16(6)      5
                                               -------
                                               225,000
                                              ========
TOTAL

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(1)  A copy of Charles J. Quantz's Non-Qualified Stock Option Agreement dated effective as of January 1, 1993 is attached hereto as Exhibit 10.7. All of the other Non-Qualified Stock Option Agreements between the Company and the individuals listed on this Schedule are substantially identical to Mr. Quantz's Non-Qualified Stock Option Agreement except for the number of options granted, the date of the grant agreement, the option exercise price and the title of the plan under which those options were granted.

(2) Adjusted to take into consideration the effect of the 1-for-100 reverse stock split of the Company's Common Stock that was effective as of March 22, 1993 and the effect of the stock split that was effected as a 200% stock dividend effective as of June 14, 1994.

(3) Adjusted to take into consideration the effect of the stock split that was effected as a 200% stock dividend effective as of June 14, 1994.

(4) Repriced on November 4, 1996 from an option exercise price of $2.00 to $1.16.

(5) Repriced on November 4, 1996 from an option exercise price of $1.67 to $1.16.

(6) Repriced on November 4, 1996 from an option exercise price of $4.00 to $1.16.

(7) Option originally granted on March 15, 1994 with a three year term, but subsequently amended and extended to a five year term.

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